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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report: March 27, 2002
(Date of earliest event reported)



                         ABN AMRO Mortgage Corporation
                         -----------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                            333-73036                   36-3886007
--------                            ---------                   ----------
(State or Other Jurisdiction of    (Commission               (I.R.S. Employer
Incorporation)                     File Number)              Identification No.)

135 South LaSalle Street
Chicago, Illinois                                                  60603
-----------------                                                  -----
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code, is (312) 904-2000


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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                     Item 601 (a) of
                     Regulation S-K
Exhibit No.          Exhibit No.                       Description
-----------          -----------                       -----------
      1                     5.1                        Opinion and Consent of
                                                       Thacher Proffitt & Wood.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            ABN AMRO MORTGAGE
                                            CORPORATION

                                            By:  /s/ Maria Fergosi
                                               -------------------
                                            Name:    Maria Fregosi
                                            Title:   Vice President

Dated: March 27, 2002

                                  EXHIBIT INDEX


                      Item 601 (a) of
                      Regulation S-K
Exhibit No.           Exhibit No.                Description
-----------           -----------                -----------
1                       5.1                      Opinion and Consent of Counsel